MORTGAGE NOTE

$795,000.00                                                Date: AUGUST 17, 2000

         FOR VALUE RECEIVED, the undersigned, AMERICAN TECHNICAL CERAMICS CORP., a Delaware corporation having an office at One Norden Lane, Huntington Station, New York 11743, promises to pay to the order of EUROPEAN AMERICAN BANK (the "Bank"), the principal sum of Seven Hundred Ninety Five Thousand ($795,000.00) Dollars, together with interest as set forth below on or before September 1, 2010, (the "Maturity Date") in one hundred twenty (120) equal, consecutive monthly installments of principal in the amount of $6,625.00 each on the first day of each month commencing October 1, 2000; provided the last installment shall in any event be equal to the remaining principal amount outstanding.

         Each Loan (each a "Loan" and collectively, the "Loans") hereunder which is maintained at a rate of interest based on Reserved Adjusted Libor (a "Eurodollar Loan") shall bear interest on the unpaid principal amount thereof for the Interest Period applicable thereto at a rate per annum equal to the Reserve Adjusted Libor determined for each Interest Period therefor in accordance with the terms of this Note plus a margin of 1.50% per annum. Each Loan which is maintained at a rate of interest based on the Prime Rate (a "Prime Rate Loan") shall bear interest on the unpaid principal amount thereof from the date thereof until payment of such Prime Rate Loan in full at a fluctuating rate per annum equal to the Prime Rate. The initial Loan hereunder shall be a Prime Rate Loan unless the Bank shall have agreed otherwise in writing.

         Any Eurodollar Loan may be continued as a Eurodollar Loan upon expiration of an Interest Period with respect thereto by complying with the notice provisions contained in the definition of Interest Period; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or event which upon notice, passage of time or both would constitute an Event of Default has occurred and is continuing, but shall be automatically converted to a Prime Rate Loan on the last date of the Interest Period in effect when the Bank is notified of such default or Event of Default.

         The undersigned may elect from time to time to convert outstanding Eurodollar Loans to Prime Rate Loans by giving the Bank at least three Business Days prior irrevocable notice of such election; provided that any conversion of a Eurodollar Loan may be made only on the last day of an Interest Period with respect thereto. The undersigned may elect from time to time to convert an outstanding Prime Rate Loan to a Eurodollar Loan by giving the Bank irrevocable written notice of such election not later than 12 noon, three Business Days prior to the date of the proposed conversion and further provided that (i) the conversion shall be in the minimum principal amount of $10,000.00, and (ii) no Event of Default or event upon notice, passage of time or both would constitute an Event of Default shall have occurred and be continuing. Notwithstanding the foregoing, no Loan may be converted to or continued as a Eurodollar Loan if the Interest Period would extend beyond the Maturity Date.

         The undersigned agrees to indemnify the Bank and hold the Bank harmless from any loss or expense which the Bank may sustain or incur, including without limitation, interest or fees payable by the Bank to lenders of funds obtained by it in order to maintain a Eurodollar Loan hereunder, as a consequence of (a) default by the undersigned in payment of the principal amount of or interest on a Eurodollar Loan, (b) default by the undersigned in making any prepayment of a Eurodollar Loan after the undersigned gives notice in accordance with this Note and/or (c) the making of any payment of a Eurodollar Loan on a day which is not the last day of the then applicable Interest Period with respect thereto. When claiming indemnification under this paragraph, the Bank shall provide to the undersigned a statement explaining the amount of any such loss or expense, which statement shall in the absence of manifest error be conclusive with respect to the undersigned. The indemnity obligations hereunder shall survive payment in full of the Note.

         In the event that the Bank shall have determined (which determination shall be conclusive and binding upon the undersigned) that, by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the Reserve Adjusted Libor for any requested Interest Period or with respect to the continuation of a Eurodollar Loan beyond the expiration of the then current Interest Period with respect thereto, the Bank shall forthwith give notice of such determination, confirmed in writing, to the undersigned. If such notice is given, any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to a Prime Rate Loan. Such notice shall be withdrawn by the Bank when the Bank shall determine that adequate and reasonable means exist for ascertaining Reserve Adjusted Libor.

         Notwithstanding anything to the contrary contained elsewhere in this Note, if any change after the date hereof in law, rule, regulation, guideline or order or in the interpretation thereof by any governmental authority charged with the administration thereof, shall make it unlawful for the Bank to make or maintain any Loan as a Eurodollar Loan, then by written notice to the undersigned, the Bank may require that the Eurodollar Loan be converted to a Prime Rate Loan, whereupon the Eurodollar Loan shall be automatically converted to a Prime Rate Loan as of the date of such notice to the undersigned.

         Eurodollar Loans may be prepaid without premium or penalty (except as provided in the next succeeding paragraph) together with accrued interest thereon to and including the date of prepayment, provided such prepayment date must be the last day of the then current Interest Period of such Loan.

         Each of said payments shall be applied first to the payment of accrued interest on this Note and the balance thereof to the reduction of the unpaid principal balance of this Note.

         Any amount of principal hereunder which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest until paid in full at a rate 3% per annum in excess of the interest rate otherwise payable with respect thereto. Interest in respect of Prime Rate Loans shall be payable on the first day of each month, commencing on the first such date to occur after the date of this Note, and on the Maturity Date. Interest in respect of Eurodollar Loans shall be payable on the last day of the Interest Period in respect thereof. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. All payments hereunder shall be payable in immediately available funds in lawful money of the United States. The undersigned authorizes the Bank to charge any of the undersigned's accounts for payments of principal or interest.

         A late payment of 2% of any principal or interest payment made more than 10 days after the due date thereof shall be due with any such late payment.

         This Note is secured by, among other things, a mortgage and security agreement of even date herewith (the "Mortgage") made by the Maker to the Bank encumbering, among other things, the property located as indicated below and more particularly described in the Mortgage; all of the covenants, conditions and agreements of the Mortgage being made a part hereof by this reference.

         It is expressly agreed that, upon the failure of the Maker timely to make any payment due hereunder after any applicable grace period or upon the happening of any event of default under the Mortgage (each, an "Event of Default"), the principal sum hereof, or so much thereof as may be outstanding, together with accrued interest and all other expenses, payable by Maker under the Mortgage, including, but not limited to reasonable attorneys' fees for legal services incurred by the holder hereof in collecting or enforcing payment hereof whether or not suit is brought, and if suit is brought, then through all appellate actions, shall immediately become due and payable at the option of the holder of the Note, notwithstanding the Maturity Date set forth herein.

         Notwithstanding anything to the contrary contained in this Note, the rate of interest payable on this Note shall never exceed the maximum rate of interest permitted under applicable law. If at any time the rate of interest otherwise prescribed herein shall exceed such maximum rate, and such prescribed rate is thereafter below such maximum rate, the prescribed rate shall be increased to the maximum rate for such period of time as is required so that the total amount of interest received by the Bank is that which would have been received by the Bank, except for the operation of the first sentence hereof.

         As security for the payment of all amounts due or to become due under this Note and of all other obligations and liabilities of the undersigned to the Bank, whether now or hereafter existing, joint, several, direct, indirect, absolute, contingent, secured, matured or unmatured, the undersigned grants to the Bank a right of setoff against, a continuing security interest in, and an assignment and pledge of, all moneys, deposits (general or special), securities and other property of the undersigned and the proceeds thereof, now or hereafter held by the Bank on deposit, in safekeeping, in transit or otherwise, at any time credited by or due from the Bank to the undersigned, or in which the undersigned shall have any interest.

         Upon the occurrence and during the continuance of an Event of Default, the Bank shall be entitled to setoff against and apply to the payment hereof the balance of any account or accounts maintained with the Bank by the undersigned and to exercise any other right or remedy granted hereunder, or under any agreement between the undersigned and the Bank or available at law or in equity, including, but not limited to, the rights and remedies of a secured party under the New York Uniform Commercial Code. The failure by the Bank at any time to exercise any such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Bank hereunder or under any agreement between the undersigned and the Bank or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Bank from time to time and as often as may be necessary in the sole and absolute discretion of the Bank.

         In the event that the Bank for any reason shall refer this Note to an attorney for the enforcement thereof, the undersigned agrees to pay in addition to the unpaid principal, interest and late charges due hereunder, the Bank's reasonable attorneys' fees (whether in-house or outside counsel), together with all costs and expenses of any such action.

         The Bank shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Bank, and if so given by the Bank, shall be effective only in the specific instance in which given. The undersigned acknowledges that this Note and the undersigned's obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the undersigned under this Note. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the undersigned's obligations hereunder.

         This Note shall be governed by and construed in accordance with the laws of the State of

New York without giving effect to principles of conflict or choice of laws.

         THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NASSAU OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE UNDERSIGNED AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS THAT THE UNDERSIGNED SHALL HAVE NOTIFIED THE BANK IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

         The undersigned and the Bank hereby agree and acknowledge that any and all information relating to the undersigned which is furnished by the undersigned to the Bank (or to any affiliate of the Bank), and which is non-public, confidential or proprietary in nature, shall be kept confidential by the Bank or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to the undersigned may be distributed by the Bank or such affiliate (a) to the Bank's or such affiliate's directors, officers, employees, attorneys, affiliates, attorneys, auditors and regulators, and (b) upon the order of a court or other governmental agency having jurisdiction over the Bank or such affiliate, to any other party. The undersigned and the Bank further agree that this provision shall survive the termination of this Note.

         The undersigned hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

         As used herein the following terms shall have the following meanings:

         "Bank" shall be deemed to include the Bank, its successors and assigns and any holder hereof.

         "Business Day" means (a) a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close and (b) relative to the date of (i) continuing a Loan as, or converting a Loan to, a Eurodollar Loan, (ii) making any payment or prepayment of principal of or payment of interest on a Eurodollar Loan, or (iii) the undersigned giving any notice (or the number of Business Days to elapse prior to the effectiveness thereof) in connection with any matter referred to in (b)(i) or (b)(ii), any day on which dealings in U.S. dollars are carried on the London interbank eurodollar market.

         "Eurocurrency Reserve Requirement" means for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto), as from time to time hereafter in effect, dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such system.

         "Interest Period" with respect to any Eurodollar Loan means:

         (a) initially, the period commencing on the date such Eurodollar Loan is made and ending three or six months thereafter; and

         (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending three or six months thereafter, as selected by the undersigned by irrevocable written notice to the Bank not less than three (3) Business Days prior to the last day of the then current Interest Period with respect to such Eurodollar Loan; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

              (i) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day which is not a Business Day, the Interest Period shall be extended to the next succeeding business day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

              (ii) if the undersigned shall fail to give notice as provided in clause (b) above, the undersigned shall be deemed to have requested conversion of the affected Eurodollar Loan to a Prime Rate Loan on the last day of the then current Interest Period with respect thereto;

              (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

              (iv) no Interest Period may be selected which ends later than the Maturity Date.

         "Prime Rate" shall mean a fluctuating rate per annum equal to the rate of interest publicly announced by the Bank at its principal office from time to time as its Prime Rate. Any change in the Prime Rate shall be effective on the date such change is announced by the Bank.

         "Reserve Adjusted Libor" shall mean with respect to the Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the quotient (rounded upwards to the next higher 1/16 of one percent) of (a) the annual rate of interest at which dollar deposits of an amount comparable to the amount of such Loan and for a period equal to the Interest Period applicable thereto are offered to the Bank in the London interbank market at approximately 11:00 a.m. (London time) on the second Business Day prior to the beginning of such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Requirement.

         In the event any one or more provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         Any consents, agreements, instructions or requests pertaining to any matter in connection with this Note, signed by any one of the undersigned, shall be binding upon all of the undersigned.

         IN WITNESS WHEREOF, the undersigned has duly executed this Note the day and year first above written.

                                       AMERICAN TECHNICAL CERAMICS CORP..

                                       By:
                                          Kathleen Kelly
                                          VP Administration

Location of Property:                     Address of Borrower:

11 Stepar Place                           One Norden Lane
Huntington Station, NY  11743             Huntington Station, NY  11743

================================================================================

                                    MORTGAGE
                                       AND
                               SECURITY AGREEMENT

                             Dated: August 17, 2000

                                in the amount of

                                   $795,000.00
                             (the "Mortgage Amount")

                                      from

                        AMERICAN TECHNICAL CERAMICS CORP.

                              having an office at:

                                 One Norden Lane
                       Huntington Station, New York 11743

                                (the "Mortgagor")

                                       to

                             EUROPEAN AMERICAN BANK
                         A New York banking corporation

                              having an office at:

                                   1 EAB Plaza
                            Uniondale, New York 11555

                                (the "Mortgagee")

LOCATION OF PREMISES:

Street Address         :     11 Stepar Place
Town of                :     Huntington
County of              :     Suffolk

                             SNYMS AGR
State of               :     New York
District               :     0400
Section                :     136.00
Block                  :     01.00
Lot                    :     005.000
================================================================================
After recording, please return to:

EUROPEAN AMERICAN BANK
Commercial Loan Department
1 EAB Plaza
Uniondale, New York  11555

Recital

The Mortgagor is the owner of the premises described in Schedule A and has borrowed the Mortgage Amount as evidenced by its note, dated the date hereof, obligating it to pay the Mortgage Amount. The note, together with any modifications and/or amendments thereof, is hereinafter referred to as the "Note". In order to secure the payment thereof, the Mortgagor has duly authorized the execution of this Mortgage.

Certain Definitions

The Mortgagor and the Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and to the plural forms of such terms.

"Chattels" means all fixtures, fittings, appliances, apparatus, equipment, machinery and articles of personal property, and replacements thereof owned by Mortgagor, other than those owned by lessees, now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupancy or operation of the Improvements on the Premises.

"Events of Default" means the events and circumstances described as such in
Section 2.01 hereof.

"Guarantor" means the party or parties who have guaranteed the payment of the Note.

"Improvements" means all structures and buildings, and replacements thereof, now or hereafter located upon the Premises by the Mortgagor, including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures and/or buildings.

"Intangibles" means all "general intangibles" (as such quoted term is defined in the Uniform Commercial Code of the State of New York) in any way relating to the Premises and/or the Improvements and which the Mortgagor owns, all licenses, trade names, good will and books and records relating to the business operated or to be operated on the Premises or any part thereof, and all unearned premiums, accrued, accruing or to accrue under all insurance policies now or hereafter obtained by the Mortgagor insuring the Mortgaged Property, as hereinafter defined, and all rights and interest of Mortgagor thereunder.

"Involuntary Rate" means the Interest Rate provided in the Note plus 3%, but in no event to exceed the maximum rate allowed by law.

"Material Adverse Change" means (i) a material adverse change in the financial condition, business, operations, properties, prospects or results of operations of the Mortgagor, or (ii) any event or occurrence which is reasonably likely to have a material adverse effect on the ability of the Mortgagor to perform its obligations hereunder.

"Premises" means the premises described in Schedule A hereto, including all of the air space, easements, rights, privileges, royalties and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Mortgagor therein and in the streets, alleys and ways adjacent thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired.

All terms of this Mortgage which are not defined above have the meaning set forth in this Mortgage.

Granting Clause

NOW, THEREFORE, the Mortgagor, in consideration of the premises and in order to secure payment of both the principal of the Note and the interest and any other sums payable thereon, and/or under this Mortgage and the performance and observance of all the provisions hereof and of the Note including the payment of any sums advanced by the Mortgagee pursuant to this Mortgage (collectively, all of such obligations are hereinafter referred to as the "Indebtedness"), hereby gives, grants, bargains, sells, warrants, aliens, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto the Mortgagee all its estate, right, title and interest in, to and under any and all of the following described property (the "Mortgaged Property"), whether now owned or held or hereafter acquired:

         (a) the Premises;

         (b) the Improvements;

         (c) the Chattels;

         (d) the Intangibles;

         (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and condemnation awards;

         (f) all leases and lettings of the Premises now or hereafter entered into and all right, title and interest of the Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, subject to the Mortgagor's right to possess and apply such cash or securities prior to an Event of Default, including, further, the right, upon the happening of an Event of Default, to receive and collect the rents thereunder.

TO HAVE AND TO HOLD unto the Mortgagee, its successors and assigns forever together with all the Improvements now or hereafter erected on the Premises to its and their own proper use and behoof. And also the Mortgagor does for itself, its successors and assigns, covenant with the said Mortgagee, its successors and assigns, that at and until the ensealing of these presents it is well seized of the Premises in fee simple, and has good right to bargain and sell the same and that the same are free from all encumbrances whatsoever except such as are listed as exceptions to title in the title policy insuring the lien of this Mortgage (the "Permitted Encumbrances").

And furthermore, the Mortgagor does by these presents bind itself and its successors and assigns forever to warrant and defend the Premises described in Schedule A to the Mortgagee, its successors and assigns, against all claims and demands whatsoever except as mentioned herein.

ARTICLE I

Particular Covenants of the Mortgagor

The Mortgagor covenants and agrees as follows:

SECTION 1.01. The Mortgagor represents and warrants that it has a good and marketable title to an indefeasible fee estate in the Premises subject to no lien, charge or encumbrance, except the Permitted Encumbrances; that it will own the Chattels free and clear of liens and claims; that this Mortgage is and will remain a valid and enforceable first lien on the Mortgaged Property subject only to the exceptions referred to above; that the execution and delivery of this Mortgage and the Note has been duly authorized by the Mortgagor and that there is no provision in any document that evidences or establishes the existence of the Mortgagor requiring further consent for such action by any other entity or person; that it is duly organized, validly existing and is in good standing under the laws of the state of its formation or incorporation, as the case may be; that it has (i) all necessary licenses, authorizations, registrations, permits and/or approvals and (ii) full power and authority to own its properties and carry on its business as presently conducted and the execution and delivery by it of and performance of its obligations under, this Mortgage and the Note will not result in the Mortgagor being in default under any provisions of any document which evidences or establishes the existence of the Mortgagor or of any mortgage, credit or other agreement to which Mortgagor is a party or which affects the Mortgagor or the Premises, or any part thereof; that it will preserve such title, and will forever warrant and defend the same to the Mortgagee, and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever except for the Permitted Encumbrances.

SECTION 1.02. The Mortgagor will, at the sole cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes the Mortgagee to execute and file in the name of the Mortgagor to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments to evidence more effectively the lien hereof upon the Mortgaged Property or any part thereof.

SECTION 1.03. (a) The Mortgagor forthwith upon the execution and delivery of this Mortgage, and thereafter from time to time, upon reasonable prior notice, will cause this Mortgage and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and/or the Intangibles and each instrument of further assurance to be filed, registered and/or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of the Mortgagee in, the Mortgaged Property.

         (b) The Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or the Intangibles, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, impositions, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage or any mortgage supplemental hereto, any security instrument with respect to the Chattels and/or the Intangibles or any instrument of further assurance.

SECTION 1.04. The Mortgagor will punctually pay the principal and interest and all other sums to become due in respect of the

Note at the time and place and in the manner specified in the Note, according to the true intent and meaning thereof, all in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts.

SECTION 1.05. (a) The Mortgagor will, so long as it is owner of the Mortgaged Property or any part thereof, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation under the laws of the state of its incorporation and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor or to the Mortgaged Property or any part thereof.

         (b) Nothing in this Section 1.05 shall require the payment or discharge of any obligation imposed upon the Mortgagor by this Section so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Premises or any part thereof to satisfy the same; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further that if, at any time, payment of any obligation imposed upon the Mortgagor by subsection (a) of this Section shall become necessary to prevent the delivery of a tax deed, or its equivalent, conveying the Mortgaged Property, or any part thereof, because of nonpayment, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or its equivalent.

SECTION 1.06. All right, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by, or released to, the Mortgagor, or constructed, assembled or placed by the Mortgagor on the Premises or any part thereof, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clause hereof, but at any and all times the Mortgagor will execute and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as the Mortgagee may require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

SECTION 1.07. (a) The Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against the Mortgaged Property, or any part thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property, or any part thereof, or arising in respect of the occupancy, use or possession thereof collectively the "Taxes"). The Mortgagor will, upon the request of the Mortgagee, deliver to the Mortgagee receipts evidencing the payment of all such Taxes.

         (b) The Mortgagor will, at the option of Mortgagee, pay to Mortgagee on the first day of each calendar month one-twelfth of an amount (the "Escrow Fund") which would be sufficient to pay the Taxes payable, or estimated by Mortgagee to be payable, during the ensuing twelve (12) months. Mortgagee will apply the Escrow Fund to the payment of Taxes which are required to be paid by Mortgagor pursuant to the provisions of this Mortgage. If the amount of the Escrow Fund shall exceed the amount of the Taxes payable by Mortgagor pursuant to the provisions of this Mortgage, Mortgagee shall, in its discretion, (a) return any excess to Mortgagor, or (b) credit such excess against future payments to be made to the Escrow Fund. If the Escrow Fund is not sufficient to pay the Taxes, as the same become payable, Mortgagor shall pay to Mortgagee, upon demand, the amount which Mortgagee shall estimate as sufficient to make up the deficiency. Until expended or applied as above provided, any amounts in the Escrow Fund may be commingled with the general funds of Mortgagee and shall constitute additional security for the Debt and shall not bear interest.

         (c) The Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others, which claims and demands, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien of this Mortgage shall be fully preserved, at the cost of the Mortgagor, without expense to the Mortgagee.

         (d) Nothing in this Section shall require the payment or discharge of any obligation imposed upon the Mortgagor by this Section so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Premises or any part thereof to satisfy the same; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further that if, at any time, payment of any obligation imposed upon the Mortgagor by subsection (a) of this Section shall become necessary to prevent the delivery of a tax deed, or its equivalent, conveying the Mortgaged Property, or any part thereof, because of non-payment, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or its equivalent.

SECTION 1.08. The Mortgagor will pay any and all taxes, charges, fees and/or levies by reason of the Mortgagee's ownership of the Note or this Mortgage and/or resulting from the exercise by the Mortgagee of any of its rights and/or remedies provided for under this Mortgage, except for income taxes and any gains tax law which may hereafter be enacted. The obligations assumed by the Mortgagor pursuant to this Section shall survive the exercise by the Mortgagee of any of its rights and/or remedies under this Mortgage.

SECTION 1.09. (a) The Mortgagor shall keep the Improvements and Chattels insured against damage by fire and other hazards covered by the standard extended coverage insurance policy, and each policy shall be endorsed to name the Mortgagee as an insured thereunder, as its interest may appear, with loss payable to the Mortgagee, without contribution or assessment, pursuant to a standard first mortgage endorsement substantially equivalent to the New York standard mortgagee endorsement. All insurance policies and endorsements required pursuant to this Section shall be fully paid for, nonassessable and contain such provisions and expiration dates and be in such form and amounts and issued by such insurance companies satisfactory to the Mortgagee. Without limiting the foregoing, each policy shall specifically provide that (i) such policy may not be cancelled except upon thirty (30) days' prior written notice to the Mortgagee and that no act or thing done by the Mortgagor shall invalidate the policy as against the Mortgagee and (ii) any and all insurance proceeds will be paid to the Mortgagee so long as Mortgagee certifies to the insurer that the unpaid Indebtedness exceeds the proceeds of insurance. In addition, the Mortgagee may require the Mortgagor to carry such other insurance on the Improvements and Chattels in such amounts as may from time to time be required by institutional lenders, against insurable casualties (including risks of war and nuclear explosion) which at the time are commonly insured against in the case of Premises similarly situated. The Mortgagor will assign and deliver the policy or policies of all such insurance to the Mortgagee, which policy or policies shall have endorsed thereon an endorsement substantially equivalent to the New York standard mortgagee endorsement in the name of the Mortgagee, so and in such manner and form that the Mortgagee and its successors and assigns shall at all times have and hold said policy or policies as collateral and further security for the payment of the Indebtedness until the full payment of the Indebtedness. In addition, from time to time, upon occurrence of any change in the use, operation or value of the Premises, or in the availability of insurance in the area in which the Premises are located, the Mortgagor shall, within five (5) days after demand by the Mortgagee, take out such additional amounts and/or such other kinds of insurance as the Mortgagee may reasonably require.

         (b) The Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section, unless the

Mortgagee is included thereon as a named insured with loss payable to the Mortgagee under the standard mortgage endorsement of the character above described. The Mortgagor shall immediately notify the Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to the Mortgagee the policy or policies of such insurance.

         (c) If the Premises, or any part thereof, are located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area, the Mortgagor will keep, for as long as any Indebtedness remains unpaid, the Improvements covered by flood insurance in an amount at least equal to the full amount of the Note or the maximum limit of coverage available for the Premises under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as the same may have been or may hereafter be amended or modified (and any successor act thereto), whichever is less.

         (d) The Mortgagor shall give the Mortgagee prompt notice of any loss covered by insurance and the Mortgagee shall have the right to join the Mortgagor in adjusting any loss in excess of $50,000. Notwithstanding anything to the contrary contained herein or in Section 254 of the Real Property Law of the State of New York or any other provision of applicable law, the proceeds of insurance policies coming into the possession of the Mortgagee shall not be deemed trust funds and the Mortgagee shall have the option in its sole discretion to apply any insurance proceeds it may receive pursuant hereto, or otherwise, to the payment of the Indebtedness or to allow all or a portion of such proceeds to be used for the restoration of the Mortgaged Property. In the event any such insurance proceeds shall be used to reduce the Indebtedness, the same shall be applied by the Mortgagee, after the deduction therefrom and repayment to the Mortgagee of any and all costs incurred by the Mortgagee in the recovery thereof, in any manner it shall designate including but not limited to, the application of such proceeds to the then unpaid installments of the principal balance due under the Note in the inverse order of their maturity, such that the regular payments, if any, under the Note shall not be reduced or altered in any manner.

         (e) INTENTIONALLY OMITTED.

         (f) The Mortgagor shall give the Mortgagee prompt written notice of damage to or destruction of the Improvements and Chattels or any part thereof and, unless the Indebtedness is paid in full to Mortgagee within thirty (30) days of the date of said damage or destruction, and provided that such proceeds are made available to Mortgagor, Mortgagor shall promptly commence and diligently continue to perform the repairs, restoration and rebuilding of the portion of the Improvements and Chattels so damaged or destroyed (hereinafter the "Work") so as to restore the Improvements and Chattels in full compliance with all legal requirements and so that the Mortgaged Property shall be at least equal in value and general utility as they were prior to such damage or destruction, and if such damage or destruction, in the reasonable judgment of the Mortgagee, shall exceed Seventy Five Thousand ($75,000) Dollars (hereinafter, collectively "Major Work"), the Mortgagor shall, prior to the commencement of the work, furnish to the Mortgagee for its approval: (1) complete plans and specifications for the Work, with satisfactory evidence of the approval thereof (i) by all governmental authorities whose approval is required and (ii) by an architect satisfactory to the Mortgagee (hereinafter, the "Architect") and which shall be accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the Work; (2) certified or photostatic copies of all permits and approvals required by law in connection with the commencement and conduct of the Work; and (3) a surety bond or guaranty of the payment for and completion of the Work, which bond or guaranty shall be in form satisfactory to Mortgagee and shall be signed by surety or sureties, or guarantor or guarantors, as the case may be, who are acceptable to the Mortgagee, and in an amount not less than the Architect's estimate of the entire cost of completing the Work, less the amount of insurance proceeds and Mortgagor deposits, if any, then held by the Mortgagee for application toward the cost of the Work. The Mortgagor shall not commence any of the Work until the Mortgagor shall have complied with applicable requirements referred to in this subsection (f), and after commencing the Work the Mortgagor shall perform the Work diligently and in good faith in accordance with the plans and specifications referred to in this subsection (f), if applicable.

         (g) If the insurance proceeds, less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds

(including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor) should be paid towards restoration of the Improvements and Chattels or if such insurance proceeds are applied toward such restoration, then such insurance proceeds shall be applied by the Mortgagee as follows:

         (i) To the payment of the cost of the Work and shall be paid out from time to time to the Mortgagor and/or, at the Mortgagee's option exercised from time to time, directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials for the Work, as said Work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which the Mortgagee may freely waive:

              (A) If the Work to be done is Major Work, as determined by the Mortgagee, the Architect shall be in charge of the Work;

              (B) Each request for payment shall be made on seven (7) days prior notice to the Mortgagee and shall be accompanied by a certificate of the Architect if one is required under subsection (f) above, otherwise by a certificate of an officer of the Mortgagor, stating (i) that all of the Work completed has been done in compliance with the approved plans and specifications, if any be required under said subsection (f), and in accordance with all provisions of law; (ii) the sum requested is justly required to reimburse the Mortgagor for payments by the Mortgagor to, or is justly due to, the contractor, subcontractor, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums, if any, previously paid out by the Mortgagee does not exceed the value of the Work done to date of such certificate, and (iii) that the amount of such proceeds and other deposits remaining in the hands of the Mortgagee will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Mortgagee may require an estimate of the cost of such completion);

              (C) Each request shall be accompanied by waivers of liens satisfactory to the Mortgagee covering that part of the Work previously paid for, if any, and by a search prepared by the title company which insured the lien of the Mortgage or by other evidence satisfactory to the Mortgagee, that there has not been filed with respect to the Mortgaged Property or any part thereof any mechanic's lien or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record and that there exist no encumbrances on or affecting the Mortgaged Property or any part thereof other than encumbrances, if any, existing as of the date hereof and which have been approved by the Mortgagee;

              (D) The request for any payment after the Work has been completed shall be accompanied by a copy of all certificates, permits, licenses, waivers and/or other documents required by law to render occupancy of the Premises and/or Improvements legal; and

         (ii) Upon completion of the Work and payment in full therefor, or upon failure on the part of the Mortgagor to commence, as provided in subsection (f) of this Section, or diligently to continue the Work, or at any time upon request by the Mortgagor, the Mortgagee may apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Indebtedness, provided, however, that nothing herein contained shall prevent the Mortgagee from applying at any time the whole or any part of such proceeds to the curing of any default under this Mortgage or the Note.

SECTION 1.10. If the Mortgagor shall fail to perform any of the covenants contained in Section 1.01, 1.03, 1.05, 1.07, 1.08, 1.09, 1.12 or 1.21 the
Mortgagee may make advances to perform the same in its behalf upon fifteen (15) days' prior written notice to Mortgagor, and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured hereby. The Mortgagor will repay on demand all sums so advanced on its behalf with interest at the Involuntary Rate. The provisions of this Section shall not prevent any default in the observance of any covenant contained in said Section 1.01, 1.03, 1.05, 1.07, 1.08, 1.09, 1.12 or 1.21 from constituting an Event of Default.

SECTION 1.11. (a) The Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles ("GAAP") and will permit the Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Premises and examine its records and books of account and to discuss its affairs, finances and accounts with the officers of the Mortgagor, at such reasonable times as may be requested by the Mortgagee.

         (b) The Mortgagor shall deliver or cause to be delivered to the
Mortgagee:

         (i) as soon as available and in any event not later than the date required to be filed with the United States Securities and Exchange Commission (the "SEC"), a copy of the 10-K report of the Mortgagor for each fiscal year, including audited financial statements with balance sheets with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, together with an unqualified opinion, prepared by independent certified public accountants selected by the Mortgagor and reasonably satisfactory to the Mortgagee, all such financial statements to be prepared in accordance with GAAP;

         (ii) as soon as available and in any event not later than the date required to be filed with the SEC, a copy of the 10-Q report of the Mortgagor for each fiscal quarter, including financial statements for such quarter and for year to date, including a balance sheet with related statements of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the comparable quarter and comparable year to date period for the previous fiscal year, all such financial statements to be prepared by management of the Mortgagor in accordance with GAAP; and

         (iii) promptly upon the Mortgagee's request such additional financial or other information as may be reasonably requested by the Mortgagee.

         (c) The Mortgagor, within ten (10) days upon request by mail, will furnish a written statement duly acknowledged of the amount due whether for principal or interest on the Note and whether any offsets, counterclaims or defenses exist against the Mortgagee, or the Indebtedness, or any part thereof.

         (d) The Mortgagor shall, upon reasonable notice from the Mortgagee, permit the Mortgagee and its agents, representatives or designees access to the Premises from time to time for the purpose of conducting an appraisal of the fair value of the Premises. The Mortgagor agrees that it shall be solely responsible for the costs and expenses of any such appraisal conducted not earlier than sixty (60) months after the date hereof and each successive interval of sixty (60) months thereafter. No failure or omission on the part of the Mortgagee to request any such appraisals shall relieve the Mortgagor of any of its obligations under this Paragraph.

         (e) Debt Service Coverage Ratio. The Mortgagor shall maintain at all times a ratio of (i) net income plus depreciation and amortization to (ii) the current portion of long term debt plus interest expense of not less than 1.20 to 1.

SECTION 1.12. The Mortgagor will not commit any waste on the Mortgaged Property, or any part thereof, or make any change in the use of the Mortgaged Property, or any part thereof, which will in any way increase any ordinary fire or other hazard arising out of construction or operation. The Mortgagor will, at all times, maintain the Improvements in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. The Improvements shall not be demolished or substantially altered, nor shall any Chattels be removed without the prior written consent of the Mortgagee except where appropriate replacements free of superior title, liens and claims are immediately made having value at least equal to the value of the removed Chattels.

SECTION 1.13. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any part thereof, will notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor from time to time will deliver to the Mortgagee all instruments requested by it to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to the Mortgagee. The Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, the Mortgagee may be represented by counsel selected by the Mortgagee. The proceeds of any award or compensation so received shall be applied toward the restoration of the Mortgaged Property pursuant to the same terms, provisions and conditions which are applicable to the use of insurance proceeds as set forth in Sections 1.09 (d), (e), (f) and (g) herein provided that the Mortgagor has met the conditions contained in Sections 1.09 (d), (e),
(f) and (g) or, if the Mortgagor has not met the conditions contained in Sections 1.09 (d), (e), (f) and (g), to the payment of the Indebtedness, notwithstanding the fact that the Indebtedness may not then be due and payable, or to the restoration of the Improvements. In the event that any portion of the condemnation awards or compensation shall be used to reduce the Indebtedness, same shall be applied by the Mortgagee in any manner it shall designate, including, but not limited to, the application of such award or compensation to the then unpaid installments of the principal balance due under the Note in the inverse order of their maturity such that the regular payments under the Note shall not be reduced or altered in any manner. The Mortgagor, upon request by the Mortgagee, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to the Mortgagee free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. The Mortgagee shall not be limited to the interest paid on the proceeds of any award or compensation, but shall be entitled to the payment by the Mortgagor of interest at the applicable rate provided for in the Note.

SECTION 1.14. (a) The Mortgagor will not (i) execute an assignment of the rents, or any part thereof, from the Premises unless such assignment shall provide that it is subordinate to the assignment contained in this Mortgage and any assignment executed pursuant hereto, or (ii) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Premises, or any part thereof, now existing or hereafter to be made, having an unexpired term of two (2) years or more, except that any lease may be cancelled provided that promptly after the cancellation or surrender thereof a new lease is entered into with a new lessee having a credit standing, in the reasonable judgment of the Mortgagee, at least equivalent to that of the lessee whose lease was cancelled, on substantially the same or better terms as the terminated or cancelled lease, or (iii) modify any such lease so as to shorten the unexpired term thereof or so as to decrease the amount of the rents payable thereunder, or
(iv) accept prepayments of any installments of rents to become due under such leases, except prepayments in the nature of security for the performance of the lessees thereunder, or (v) in any other manner materially impair the value of the Mortgaged Property or the security of this Mortgage in the reasonable judgment of the Mortgagee.

         (b) The Mortgagor will not execute any lease of all or a substantial portion of the Premises except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed promptly, all of the covenants, conditions and agreements contained in all leases of the Premises, or any part thereof, now or hereafter existing, on the part of the lessor thereunder to be kept and performed and will at all times do all things necessary to compel performance by the lessee under each lease of all obligations, covenants and agreements by such lessee to be performed thereunder. If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, the Mortgagor shall exercise its right to request such certificates within five (5) days of any demand therefor by the Mortgagee.

         (c) The Mortgagor shall furnish to the Mortgagee, within thirty (30) days after a request by the Mortgagee to do so, a written statement containing the names of all lessees of the Premises, the terms of their respective leases, the space occupied and the rentals payable thereunder not more than once per year.

SECTION 1.15. To the extent not so provided by applicable law each lease of the Premises, or of any part thereof, shall provide that, in the event of the enforcement by the Mortgagee of the remedies provided for by law or by this Mortgage, the lessee thereunder will, upon request of any person succeeding to the interest of the Mortgagor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease, or (ii) any amendment or modification of the lease made without the consent of the Mortgagee or such successor in interest. If the Premises, or any part thereof, are located within the State of New York, then reference is hereby made to Section 291-f of the Real Property Law of the State of New York, for purposes of obtaining for the Mortgagee the benefit of Section 291-f in connection with this Mortgage. Each such lease shall provide that upon request by such successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.

SECTION 1.16. (a) Subject to the conditions specified in the next paragraph of this Section, the Mortgagee will, upon request of the Mortgagor, execute non-disturbance and attornment agreements with lessees of the Premises, which agreements shall provide that, in the event the Mortgagee or any purchaser at foreclosure shall succeed to the Mortgagor's interest in the Premises, the leases of such lessees will remain in full force and effect and be binding upon the Mortgagee or such purchaser and such lessee as though each was the original party thereto.

         (b) The Mortgagee's obligation to execute such agreements shall be subject to the following conditions: (i) the credit of the lessee and the terms of the lease shall be satisfactory to Mortgagee, (ii) the Mortgagee shall have been provided with a standard form of lease to be used in connection with the leasing of the Premises and shall have reasonably approved the same, (iii) upon each request for such an agreement the Mortgagee shall receive a counterpart of the executed lease in which all changes from the standard form shall be indicated by appropriate markings, such markings to be certified to be true and complete by the responsible officer of the Mortgagor or by its counsel, (iv) the Mortgagee shall receive a letter, signed by the Mortgagor and addressed to the lessee, to be forwarded to the lessee by the Mortgagee, giving notice of the assignment of each lease provided for herein, and (v) there has not occurred any Event of Default under this Mortgage or any event which with notice, the passage of time or both would become an Event of Default under this Mortgage.

         (c) Notwithstanding anything to the contrary, as of right, the Mortgagee agrees by the acceptance hereof to grant

Non-Disturbance Agreements for all existing or future tenants of the Mortgaged Premises if such tenants shall request such Agreement, and said tenants are rated AAA-1 by Dun & Bradstreet (or successor) and their leases are as a result of an arms-length negotiation.

SECTION 1.17. In the event any payment provided for herein or in the Note shall become overdue for a period in excess of ten (10) days, a late charge of two cents ($0.02) for each dollar so overdue shall become immediately due to the Mortgagee for the purpose of defraying the expenses incident to handling such delinquent payment, and such charge shall be deemed to be part of the Indebtedness and therefore secured by the lien of this Mortgage. Late charges shall be payable with the next installment of principal and/or interest due under the Note.

SECTION 1.18. The Mortgagor, in compliance with Section 13 of the Lien Law of the State of New York, will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

SECTION 1.19. The Mortgagor agrees that it shall indemnify and hold the Mortgagee harmless against any loss or liability, cost or expense, including without limitation, any judgments, attorneys' fees, costs of appeal bonds and printing costs, arising out of or relating to any proceedings instituted by any claimant alleging priority over the lien of this Mortgage and/or if the Premises or any part thereof is within the State of New York by any claimant alleging a violation by the Mortgagor or the Mortgagee of any section of Article 3-A of the Lien Law of the State of New York.

SECTION 1.20. The Mortgagor shall execute and deliver to the appropriate governmental authority any affidavit, instrument, document and/or filing required pursuant to any applicable statute, ordinance, rule and/or regulation.

SECTION 1.21. The Mortgagor expressly covenants and agrees to pay in full the reasonable fees and expenses of the Mortgagee's counsel, promptly upon the receipt of a statement therefor, which are incurred prior to and after the date hereof and which fees and expenses arise in connection with any matter incidental to the loan which is evidenced by the Note and secured by this Mortgage.

SECTION 1.22. (a) The Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, after due inquiry and investigation, other than as set forth in that certain Phase I environmental audit of the Mortgaged Property conducted by EEA, Inc. dated June, 2000 and that certain Phase II environmental audit of the Mortgaged Property conducted by EEA, Inc. dated July, 2000, the Mortgaged Property is not now and has not ever been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials (as hereinafter defined), and that no Hazardous Materials have ever been installed, placed, or in any manner dealt with on the Mortgaged Property other than in accordance with the Environmental Laws (as hereinafter defined), and that no owner of the Mortgaged Property or any tenant, subtenant, occupant, prior tenant, prior subtenant or prior occupant has received any notice or advice from any governmental agency or any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Mortgaged Property. The Mortgagor shall covenant that the Mortgaged Property shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials other than in accordance with the Environmental Laws, and the Mortgagor shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of the Mortgagor or any tenant or subtenant or occupant, the installation of Hazardous Materials in the Mortgaged Property or onto any other property other than in accordance with the Environmental Laws or suffer the presence of Hazardous Materials on the Mortgaged Property other than in accordance with the Environmental Laws. The Mortgagor shall agree to comply with and ensure compliance by all tenants, subtenants and occupants with all applicable federal, state and local laws, ordinances, rules and regulations, with respect to Hazardous Materials (collectively the "Environmental Laws"), and shall agree to keep the Mortgaged Property free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. In the event that the Mortgagor received or receives any notice or advice from any governmental agency, any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Mortgaged Property, the Mortgagor shall agree to immediately notify the Mortgagee. The Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from or affecting the Mortgaged Property in accordance with the Environmental Laws and to the satisfaction of the Mortgagee. For these purposes, "Hazardous Materials" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as defined by the Environmental Laws including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto. These obligations and liabilities of the Mortgagor shall survive any foreclosure involving the Mortgaged Property or the delivery of a deed in lieu of foreclosure.

         (b) The Mortgagor shall protect, indemnify and save harmless the Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation attorney's fees and expenses, investigation and laboratory fees, court costs and litigation expenses), imposed upon or incurred by or asserted against the Mortgagee by reason of (A) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from or affecting the Mortgaged Property or any other property affecting the Mortgaged Property; (B) any claims of personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (C) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; or (D) any violation of Environmental Laws or demands of government authorities, or any policies or requirements of the Mortgagee which are based upon or in any related to such Hazardous Materials.


(End of Article I)

ARTICLE II

Events of Default and Remedies

SECTION 2.01. If one or more of the following Events of Default shall happen, that is to say:

         (a) if (i) default shall be made in the payment of any interest due under the Note, or in the payment of any installment of principal due under the Note, in either such case, when and as the same shall become due and payable, or
(ii) default shall be made in any other payment of the principal of the Note, when and as the same shall become due and payable, whether at maturity or by acceleration or as part of any prepayment or otherwise, in each case, as in the Note and this Mortgage provided or default in the payment of any other Indebtedness due to Mortgagee under this Mortgage, or (iii) default shall be made in the payment of any tax required by Section 1.07 to be paid and said default shall have continued for a period of thirty (30) days; or

         (b) if default shall be made in the due observance or performance of any covenant, term or agreement on the part of the Mortgagor contained in
Section 1.01, 1.03, or 1.08, and such default shall have continued for a period of thirty (30) days after written notice specifying such default shall have been given to the Mortgagor by the Mortgagee, unless such term, covenant or agreement cannot be complied with or such default be cured in such period and provided further that the Mortgagor shall commence compliance with such term, covenant or agreement or curing such default and shall continue to diligently prosecute such compliance or curing such default; or

         (c) if any representation made in Section 1.01 shall have been false when made; or

         (d) if default shall be made in the due observance or performance of any other covenant, term or agreement on the part of the Mortgagor in the Note or in this Mortgage contained, and such default shall have continued for a period of thirty (30) days after written notice specifying such default shall have been given to the Mortgagor by the Mortgagee, unless such term, covenant or agreement cannot be complied with or such default be cured in such period and provided further that the Mortgagor shall commence compliance with such term, covenant or agreement or curing such default and shall continue to diligently prosecute such compliance or curing such default; or

         (e) if by the order of a court of competent jurisdiction, a trustee, receiver or liquidator of the Mortgaged Property, or any part thereof, or of the Mortgagor shall be appointed and such order shall not be discharged or dismissed within sixty (60) days after such appointment; or

         (f) if the Mortgagor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Mortgagor or of any substantial part of its property, or if the Mortgagor shall make any general assignment for the benefit of creditors, or if the Mortgagor shall fail generally to pay its debts as such debts become due, or if the Mortgagor shall take any action in furtherance of any of the foregoing; or

         (g) if any of the creditors of the Mortgagor shall commence against the Mortgagor an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and if such case shall not be discharged or dismissed within sixty (60) days after the date on which such case was commenced, or

         (h) if final judgment for the payment of money in excess of a sum reasonably determined by the Bank to be sufficient to cause a Material Adverse Change in the Mortgagor shall be rendered against the Mortgagor and the Mortgagor shall not discharge the same or cause it to be discharged within sixty
(60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal; or

         (i) if any of the events enumerated in clauses (e) through (h) of this
Section 2.01 shall happen to any Guarantor, if any, or any of its property; or

         (j) if any Guarantor defaults under or attempts to withdraw, cancel or disclaim liability under any guaranty issued to Mortgagee; or

         (k) if the Mortgagor sells, transfers, assigns, conveys or encumbers the Mortgaged Property or any part thereof or any interest therein without the prior written consent of the Mortgagee; or

         (l) if a default occurs under any mortgage that is prior or subordinate to the lien of this Mortgage or the mortgagee under any prior or subordinate mortgage commences a foreclosure action in connection with said mortgage; it being further agreed by the Mortgagor that an Event of Default hereunder shall constitute an Event of Default under any such other mortgage or deed of trust held by the Mortgagee; or

         (m) if the Mortgagor defaults under any other agreement with the Mortgagee; or

         (n) if any shares of the capital stock of the Mortgagor or any Guarantor, if the Mortgagor or such Guarantor is a corporation, shall be sold, assigned, transferred, conveyed, mortgaged, pledged, hypothecated or alienated without the prior written consent of the Mortgagee; or

         (o) if any partnership interest in the Mortgagor or any Guarantor, if the Mortgagor or such Guarantor is a partnership, shall be sold, assigned, transferred, conveyed, mortgaged, pledged, hypothecated or alienated without the prior written consent of the Mortgagee; or

         (p) if it shall be illegal for the Mortgagor to pay any tax referred to in Section 1.08 hereof or if the payment of such tax by the Mortgagor would result in the violation of the usury laws of the State of New York; or

         (q) if any person or entity having or claiming an interest in the Mortgagor or the Mortgaged Property commences an action or proceeding against the Mortgagor, the Mortgaged

Property or any person or entity having or claiming an interest in the Mortgagor or the Mortgaged Property;

then and in every such case:

I. During the continuance of any such Event of Default, the Mortgagee, by written notice given to the Mortgagor, may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, together with all other Indebtedness, to be due and payable immediately, and upon any such declaration the principal of the Note, said accrued and unpaid interest thereon, and all other Indebtedness shall become and be immediately due and payable, anything in the Note or in this Mortgage to the contrary notwithstanding;

II. During the continuance of any such Event of Default, the Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Premises, and each and every part thereof, and may exclude the Mortgagor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, the Mortgagee, at the expense of the Mortgaged Property, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of any of the Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of the Mortgaged Property, the Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable; and in every such case the Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of the Mortgagor with respect thereto either in the name of the Mortgagor or otherwise as it shall deem best; and the Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues profits and income of the Mortgaged Property and every part thereof, all of which shall for all purposes constitute property of the Mortgagor; and in furtherance of such right the Mortgagee may collect the rents payable under all leases of the Premises directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists hereunder accompanied by a demand on such lessee for the payment to the Mortgagee of all rents due and to become due under its lease, and the Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of the Mortgagee's statement of default and shall unequivocally be authorized to pay said rents to the Mortgagee without regard to the truth of the Mortgagee's statement of default and notwithstanding notices from the Mortgagor disputing the existence of an Event of Default such that the payment of rent by the lessee to the Mortgagee pursuant to such a demand shall constitute performance in full of the lessee's obligation under the lease for the payment of rents by the lessee to the Mortgagor; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property, or any part thereof, as well as just and reasonable compensation for the services of the Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, the Mortgagee shall apply the moneys arising as aforesaid, first to the payment of the principal of the Note and the interest thereon, when and as the same shall become payable, and second to the payment of any other Indebtedness and sums required to be paid by the Mortgagor under this Mortgage.

III. The Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

         (1) sell the Mortgaged Property, or any part thereof, to the extent permitted and pursuant to the procedures provided by law, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entirety or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

         (2) institute proceedings for the complete or partial foreclosure of this Mortgage; or

         (3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, or in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Mortgagee shall elect; or

         (4) the Mortgagee also shall have such other rights and/or remedies provided to a mortgagee and/or a secured party by the Uniform Commercial Code as that model statute is enacted and in effect in the jurisdiction wherein the Premises are situated.

SECTION 2.02. (a) The Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         (b) Upon the completion of any sale or sales made by the Mortgagee under or by virtue of this Article II, the Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold and shall execute and deliver to the appropriate governmental authority any affidavit, instrument, document and/or filing required pursuant to any applicable statute, ordinance, rule and/or regulation. As long as the loan secured by this Mortgage remains unpaid the Mortgagee is hereby irrevocably appointed the true and lawful attorney of the Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose the Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, including, without limitation, any affidavit, instrument, document or filing required pursuant to any applicable statute, rule or regulation, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless the Mortgagor, if so requested by the Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to the Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the reasonable judgment of the Mortgagee, for that purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under the Mortgagor.

         (c) In the event of any sale made under or by virtue of this Article II (whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by the Mortgagor pursuant to this Mortgage, immediately thereupon, shall, anything in the Note or in this Mortgage to the contrary notwithstanding, become due and payable.

         (d) The purchase money proceeds or avails of any sale made under or by virtue of this Article II, together with any other sums which then may be held by the Mortgagee under this Mortgage, whether under the provisions of this
Article II or otherwise, shall be applied as follows:

         First: To the payment of the costs and expenses of such sale, including, but not limited to, the reasonable compensation to the Mortgagee, its agents and counsel, and any sums that may be due under and/or pursuant to any statute, rule, regulation and/or law which imposes any tax, charge, fee and/or levy in connection with and/or arising from the exercise of any right and/or remedy under this Mortgage or the requirement that any sum be paid in order to record and/or file any deed, instrument of transfer or other such document in connection with any such sale and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Mortgagee under this Mortgage, together with interest at the Involuntary Rate on all advances made by the Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

         Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal, interest, other indebtedness, and any other sums required to be paid thereunder with interest on the unpaid principal at the Involuntary Rate from and after the happening of any Event of Default described in clause (a) of Section 2.01 from the due date of any such payment of principal until the same is paid.

         Third: To the payment of the whole amount then due, owing or unpaid upon any other note held by the Mortgagee for principal and interest, with interest on the unpaid principal at the Involuntary Rate from and after the happening of any Event of Default described in clause (a) of Section 2.01 from the due date of any such payment of principal until the same is paid.

         Fourth: To the payment of any other Indebtedness and any other sums required to be paid by the Mortgagor pursuant to any provision of this Mortgage or the Note.

         Fifth: To the payment of the surplus, if any, to Mortgagor.

         (e) Upon any sale made under or by virtue of this Article II, whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of the Mortgagor secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage.

SECTION 2.03. (a) In case an Event of Default described in clause (a) of Section
2.01 shall have happened and be continuing, then, upon written demand of the Mortgagee, the Mortgagor will pay to the Mortgagee the whole amount which then shall have become due and payable on the Note, for principal or interest or both, as the case may be, and after the happening of said Event of Default will also pay to the Mortgagee interest at the Involuntary Rate on the then unpaid principal of the Note, and the sums required to be paid by the Mortgagor pursuant to any provision of this Mortgage, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Mortgagee, its agents, and counsel and any expenses incurred by the Mortgagee hereunder. In the event the Mortgagor shall fail forthwith to pay such amounts upon such demand, the Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Mortgagor and collect, out of the property of the Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.

         (b) The Mortgagee shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage; and the right of the Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, or any part thereof, and of the application of the proceeds of sale, as in this Mortgage provided, to the payment of the debt hereby secured, the Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon the Note, and to enforce payment of all other charges, payments and costs due under this Mortgage, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Involuntary Rate. In case of the commencement of any case against the Mortgagor under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect or any proceedings for its reorganization or involving the liquidation of its assets, then the Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this Mortgage, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall the Mortgagee receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of the Mortgagor.

         (c) No recovery of any judgment by the Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of the Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property, or any part thereof, of any liens, rights, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

         (d) Any moneys thus collected by the Mortgagee under this Section 2.03 shall be applied by the Mortgagee in accordance with the provisions of subsection (d) of Section 2.02.

SECTION 2.04. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by the Mortgagee to obtain judgment for the principal of, or interest on, the Note, and all other Indebtedness and other sums required to be paid by the Mortgagor pursuant to any provision of this Mortgage, or of any other nature in aid of the enforcement of the Note or of this Mortgage, the Mortgagor will (a) consent to the service of process as provided in Section 3.12 and enter its voluntary appearance in such action, suit or proceeding, and (b) if required by the Mortgagee, consent to the appointment of a receiver or receivers of the Mortgaged Property, or any part thereof, and of all the earnings, revenues, rents, issues, profits and income thereof. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of the Mortgagee, the Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Indebtedness, forthwith either before or after declaring the unpaid principal of the

Note to be due and payable, to the appointment of such a receiver or receivers.

SECTION 2.05. Notwithstanding the appointment of any receiver, liquidator or trustee of the Mortgagor, or of any of its property, or of the Mortgaged Property or any part thereof, the Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

SECTION 2.06. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as may be deemed expedient by the Mortgagee. Nothing in this Mortgage or in the Note shall affect the obligation of the Mortgagor to pay the principal of, and interest on, the Note in the manner and at the time and place therein respectively expressed.

SECTION 2.07. The Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and the Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property, or any part thereof, marshaled upon any foreclosure hereof.

SECTION 2.08. During the continuance of any Event of Default, and pending the exercise by the Mortgagee of its right to exclude the Mortgagor from all or any part of the Premises, the Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Mortgaged Property, or any part thereof that is in its possession for such period, and upon default of any such payment, will vacate and surrender possession of the Mortgaged Property, or any part thereof, to the Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of the Premises for non-payment of rent, however designated. (End of Article II)

ARTICLE III

Miscellaneous

SECTION 3.01. In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

SECTION 3.02. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes three days after being sent by registered or certified mail, return receipt requested, to any party hereto at its address above stated (in the case of the Mortgagee, to the attention of James D. Riley, Jr., V.P. and in the case of the Mortgagor to Kathleen Kelly, VP Administration) or at such other address of which any party shall have notified any other party giving such notice in writing as aforesaid.

SECTION 3.03. All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254 and 273 of the Real Property Law of the State of New York, or any other applicable law.

SECTION 3.04. All of the grants, terms, conditions, provisions and covenants of this Mortgage shall run with the land, shall be binding upon the Mortgagor and shall inure to the benefit of the Mortgagee, subsequent holders of this Mortgage and their respective successors and assigns. For the purpose of this Mortgage, the term "Mortgagor" shall include and refer to the mortgagor named herein, any subsequent owner of the Mortgaged Property, or any part thereof, and their respective heirs, executors, legal representatives, successors and assigns. If there is more than one Mortgagor, all their undertakings hereunder shall be deemed joint and several.

SECTION 3.05. The enforcement of this Mortgage shall be governed, construed and interpreted by the laws of the State of New York. Nothing in this Mortgage, the Note or in any other agreement between the Mortgagor and the Mortgagee shall require the Mortgagor to pay, or the Mortgagee to accept, interest in an amount which would subject the Mortgagee to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due hereunder or under the Note or any such other agreement, which are or could be held to be in the nature of interest and which would subject the Mortgagee to any penalty or forfeiture under applicable law, then, ipso facto, the obligations of the Mortgagor to make such payment shall be reduced to the highest rate authorized under applicable law. Should the Mortgagee receive any payment which is or would be in excess of the highest rate authorized under law, such payment shall have been, and shall be deemed to have been, made in error, and shall automatically be applied to reduce the outstanding balance of the Indebtedness.

SECTION 3.06. This Mortgage and all of the terms, covenants, provisions, conditions and grants contained in this Mortgage cannot be altered, amended, waived, modified or discharged orally, and no executory agreement shall be effective to modify, waive or discharge, in whole or in part, anything contained in this Mortgage unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment, waiver or discharge is sought.

SECTION 3.07. The Mortgagor acknowledges that it has received a true copy of this Mortgage.

SECTION 3.08. This Mortgage may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same mortgage.

SECTION 3.09. All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of any applicable law.

SECTION 3.10. The information set forth on the cover hereof is hereby incorporated herein.

SECTION 3.11. The Mortgagor expressly agrees, intending that the Mortgagee rely thereon, that this Mortgage also shall constitute a "security agreement," as such term is defined in the Uniform Commercial Code of the State of New York (the "Code"). The Mortgaged Property includes, and shall be deemed to include, inter alia, the Chattels and the Intangibles, regardless of whether they are held or hereafter acquired, of the Mortgagor in, to and under the Mortgaged Property. By executing and delivering this Mortgage, the Mortgagor has granted, in the same manner and with the same effect described in the Granting Clause hereof, to the Mortgagee, as additional security, a security interest in the Chattels and the Intangibles which are subject to the Code. If any Event of Default shall occur, the Mortgagee shall have, in addition to any and all other rights and remedies set forth in this Mortgage, and may exercise without demand, any and all rights and remedies granted to a secured party under the Code, including, but not limited to, the right to take possession of the Chattels and the Intangibles, or any part thereof, and the right to advertise and sell the Chattels and the Intangibles, or any part thereof, pursuant to and in accordance with the power of sale provided for in this Mortgage. The Mortgagor agrees that any notice of sale or other action intended by the Mortgagee with respect to the Chattels and the Intangibles, or any part thereof, shall constitute reasonable notice if it is sent to the Mortgagor not less than ten (10) days prior to any such sale or intended action. The proceeds of any such sale of the Chattels and the Intangibles, or any part thereof, shall be applied in the manner set forth in clauses First through Fourth of Section 2.02 (d) of this Mortgage.

SECTION 3.12. The Mortgagor agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Mortgage.

SECTION 3.13. This mortgage does not cover(s) real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having their own separate cooking facilities.

SECTION 3.14. Upon the occurrence of an Event of Default in the performance of any of the Mortgagor's covenants or agreements herein, the Mortgagee may, at its option, pay or perform the same and the amount or cost thereof, with interest at the Involuntary Rate, shall immediately be due from the Mortgagor to the Mortgagee. If the Mortgagor shall fail to perform any of its obligations under this Mortgage, then the Mortgagee may make advances to perform the same on its behalf and, to the extent that any such amounts or costs paid by the Mortgagee shall constitute payment of (i) taxes, charges or assessments which may be imposed by law upon the Premises; (ii) premiums on insurance policies covering the Premises; (iii) expenses incurred in upholding the lien of this Mortgage, including, but not limited to the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage; (iv) any amount, costs or charge to which the Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; or
(v) any amount pursuant to the provisions provided for herein that shall become effective after Event of Default then, and in each such event, such amounts or costs, together with interest thereon at the Involuntary Rate, shall be added to the indebtedness secured hereby and shall be secured by this Mortgage.

SECTION 3.15. Upon reasonable notice to the Mortgagor, the Mortgagee, its officers, employees, agents and contractors, may enter the Premises to inspect it and to conduct, complete and take such tests, samples, analyses and other processes as the Mortgagee shall require to determine the Mortgagor's compliance with the Environmental Laws. The costs, expenses and fees of the Mortgagee of such entry, inspection, tests, samples, analyses and processes shall be paid and reimbursed by the Mortgagor upon demand by the Mortgagee, provided, however, that the Mortgagor shall have the obligation to pay for no more than two (2) such inspections in each calendar year. Any such sum paid by the Mortgagor, with the interest thereon at the rate provided to be paid on the Indebtedness, shall be a lien on the Premises prior to any claim, lien, right, title or interest in, to or on the Premises attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be evidenced and secured by this Mortgage.

SECTION 3.16. MORTGAGOR AND MORTGAGEE HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER, OR IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY MANNER RELATED TO THIS MORTGAGE.

         SECTION 3.17. Mortgagee may, either with or without entry or taking possession of the Mortgaged Property as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the Mortgaged Property or any part thereof pursuant to any procedures provided by applicable law, including, without limitation, the procedures set forth in Article 14 of the New York Real Property Actions and Proceedings Law (and any amendments or substitute statutes in regard thereto), and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.

All notices hereunder or under any applicable law pertaining hereto (including, without limitation, Article 14 of the New York Real Property Actions and Proceedings Law) shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered (i) by personal service or courier service, and shall be deemed given on the date when signed for or, if refused, when refused by the person designated as an agent for receipt of service, (ii) by facsimile transmission, and shall be deemed given when printed confirmation of completion of transmission is generated by the sender's facsimile transmission instrument, or (iii) by United States certified mail, return receipt requested, postage prepaid, and shall be deemed given three (3) days after being sent, to any party hereto in the manner set forth in Section 3.02 hereof or such other address of which a party shall have notified the party giving such notice in writing as aforesaid. For purposes hereof, notices may be given by the parties hereto or by their attorneys.

         IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor.


                                       AMERICAN TECHNICAL CERAMICS CORP.

                                       By:
                                          ---------------------------------
                                          Kathleen Kelly
                                          VP Administration

STATE OF NEW YORK
COUNTY OF NASSAU  ss.:

On the 17th day of August, in the year 2000 before me, the undersigned, a notary public in and for said State, personally appeared Kathleen Kelly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                          Notary Public

                                  ASSIGNMENT OF
                                LEASES AND RENTS

                             Dated: August 17, 2000

                                      from

                        AMERICAN TECHNICAL CERAMICS CORP.

                              having an office at:

                                 One Norden Lane
                       Huntington Station, New York 11743
                                (the "Assignor")

                                       to

                             EUROPEAN AMERICAN BANK
                         a New York banking corporation

                              having an office at:

                                   1 EAB Plaza
                            Uniondale, New York 11555

                                (the "Assignee")

                              LOCATION OF PREMISES:

Street Address         :   11 Stepar Place
Town of                :   Huntington
County of              :   Suffolk
State of               :   New York
District                      :     0400
Section                :   136.00
Block                  :   01.00
Lot                    :   005.000


                       After recording, please return to:
                             EUROPEAN AMERICAN BANK
                           Commercial Loan Department
                                   1 EAB Plaza
                            Uniondale, New York 11555

                         ASSIGNMENT OF LEASES AND RENTS

         ASSIGNMENT OF LEASES AND RENTS, made this 17th day of August, 2000, by AMERICAN TECHNICAL CERAMICS CORP., a Delaware corporation having an office at One Norden Lane, Huntington Station, New York 11743 (herein called the "Assignor"), to EUROPEAN AMERICAN BANK, a New York banking corporation, having an office at 1 EAB Plaza, Uniondale, New York, 11555 (herein called the "Assignee").

                              W I T N E S S E T H :

         WHEREAS, Assignor is the owner of certain real property with the buildings and improvements thereon, situated in the County of Suffolk and State of New York, covering premises (herein called the "Premises"), as more particularly described in Schedule A annexed hereto and made a part hereof; and

         WHEREAS, Assignor is about to execute and deliver to Assignee a Mortgage (the "Mortgage") securing an indebtedness in the principal amount of $795,000.00, evidenced by a note (the "Note"); and

         WHEREAS, Assignee is unwilling to accept the Mortgage unless Assignor executes this Assignment.

         NOW THEREFORE, in consideration of the premises and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, and to better secure the payment to Assignee of (i) all monies which may be due and payable to Assignee under the Mortgage and (ii) performance and discharge of each obligation, covenant and agreement of the Assignor contained herein or in the Mortgage and the Note secured thereby.

         Assignor hereby grants, transfers, bargains, sells, conveys, sets of over and assigns to the Assignee, its successors and assigns all of the right, title and interest of the Assignor in and to (i) all leases, subleases, licenses, concessions and other occupancy agreements which now or may hereafter affect the Premises or any part or parts thereof and all guarantees, modifications, renewals and extensions thereof (the "Leases"), and (ii) all deposits, documents and instruments made or hereafter made in respect of the Leases, together with all of the rents, income, revenues, issues and profits, due and to become due or to which Assignor is now or may hereafter become entitled, arising out of the Leases or the Premises or any part or parts thereof (collectively, the "Profits").

         THE ASSIGNEE AGREES THAT:

         So long as no Event of Default under the Mortgage or this Assignment has occurred and is continuing, Assignee hereby gives Assignor a license to collect all the Profits, and to retain, use and enjoy the same and Assignee agrees that it shall not exercise any power or authority granted to Assignee hereunder. Assignor agrees to collect and receive said Profits in trust for the benefit of Assignee and to use said Profits in payment of principal and interest becoming due under the Note and Mortgage and in payment of taxes, assessments, water charges, sewer rents and carrying charges becoming due against the Premises. Such license hereby granted to Assignor to collect and receive said Profits may be revoked by Assignee upon the occurrence of an Event of Default under the Mortgage by Assignee giving Assignor not less than five (5) days written notice of such revocation, served personally upon or sent by registered or certified mail or by courier offering next day delivery to the Assignor. This Assignment shall continue in full force and effect until (a) all sums due and payable under the Note and Mortgage shall have been fully paid and satisfied, together with any and all other sums which may become due and owing under this Assignment, and (b) all other obligations of Assignor under the Note and Mortgage, this Assignment and any other document executed in connection therewith, are satisfied. Upon termination of this Assignment as hereinbefore provided, this Assignment and the authority and powers herein granted by Assignor to Assignee shall cease and terminate, and, in that event, Assignee shall (i) execute and deliver to Assignor such instrument or instruments effective to evidence the termination of this Assignment and the reassignment to Assignor of the rights, powers and authorities granted herein, and (ii) deliver to Assignor any monies held by Assignee for the benefit of Assignor. Assignor agrees that upon termination of this Assignment it shall assume payment of all unmatured or unpaid charges, expenses or obligations incurred or undertaken by Assignee in connection with the management of the Premises.

         THE ASSIGNOR AGREES, JOINTLY AND SEVERALLY IF THERE ARE MORE THAN ONE ASSIGNOR, WITH RESPECT TO EACH LEASE that:

         1. The Assignor will: fulfill or perform each and every condition and covenant of the Lease by Lessor to be fulfilled or performed; give prompt notice to the Assignee of any notice of default by the Assignor under the Lease received by the Assignor together with a complete copy of any such notice; at the sole cost and expense of the Assignor, enforce, short of termination of the Lease, the performance or observance of each and every covenant and condition of the Lease by the Lessee to be performed or observed; not modify nor in any way alter the terms of the Lease except as provided for in the Mortgage; not terminate the term of the Lease nor accept a surrender thereof unless required to do so by the terms of the Lease; not anticipate the rents thereunder for more than 30 days prior to accrual except for security deposits not in excess of an amount equal to two (2) months rent; not to further assign the Leases to which Assignor may now or hereafter become entitled; and not waive nor release the Lessee from any obligations or conditions by the Lessee to be performed to comply with all laws, rules, orders, ordinances and requirements of all Governmental Authorities; and to deliver copies of all Leases to Assignee. This Assignment is made with reference to Section 291-f of the New York Real Property Law.

         2. The rights assigned hereunder include all the Assignor's right and power to modify the Lease or to terminate the term or to accept a surrender thereof or to waive, or release the Lessee from the performance or observance by the Lessee of any obligation or condition thereof or to anticipate rents thereunder for more than 30 days prior to accrual.

         3. Assignor further gives and grants unto Assignee the power and authority to: (i) enter upon and take possession of and operate the Premises and manage the same; (ii) make, enforce, modify, cancel or accept a surrender of any or all of the Leases; (iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust and make, execute, and deliver receipts and releases for Profits which may be or may hereafter become due, owing or payable from any present or future lessees, sub-lessees, licenses, concessionaires or other occupants of the Premises or any part thereof (the "Lessees"); (iv) receive, endorse and deposit for collection in the name of Assignor or Assignee any checks, promissory notes or other evidences of indebtedness, whether made payable to Assignor or Assignee, which are given in payment or on account of rent for the Premises or any part or parts thereof, or by way of compromise or settlement of any indebtedness for such rents; (v) give acquittances for rents received; (vi) institute, prosecute, settle or compromise any summary or other proceedings for the recovery of the Profits or for removing any and all of the Lessees; (vii) institute, prosecute, settle or compromise any proceedings for the protection of the Premises, for the recovery of any damage done to the Premises for the abatement of any nuisance thereon or thereabouts; (viii) defend, settle or compromise any legal proceedings brought, or claims made against, Assignee or its agents, employees or servants which may effect the Premises, and, at the option of Assignee, defend, settle or compromise any claims made or legal proceedings brought against Assignor which may affect the Premises or any part thereof; (ix) lease or rent the Premises or any part thereof for such time and at such rentals as Assignee, in its sole discretion, may deem advisable; (x) make any changes or improvements, structural or otherwise, on, in or to the Premises or any part thereof which Assignee may deem necessary or expedient for the leasing, renting or preservation thereof; (xi) keep and maintain the Premises in tenantable and rentable condition and in a good state of repair;
(xii) pay, from and out of the Profits collected by Assignee hereunder, or from or out of any other funds, all taxes, assessments, water charges, sewer rents, and other governmental charges levied, assessed or imposed against the Premises or any part thereof, and any and all other charges, costs and expenses (including, without limitation, brokers' fees) which Assignee may deem necessary or advisable to pay in connection with the management and operation of the Premises; (xiii) contract for and purchase such insurance as Assignee may deem advisable or necessary for the protection of Assignee and the Premises, including, without limitation, fire, general liability, boiler, plate glass, rent, demolition and workmen's compensation insurance; (xiv) execute and comply with all laws, rules, orders, ordinances and requirements of the United States, the state in which the Premises is located and any political subdivision thereof, and any agency, department, bureau, board, commission or instrumentality of any of them

(collectively, "Governmental Authorities"), and remove any and all violations which may be filed against the Premises; (xv) enforce, enjoin or restrain the violation of any of the terms, provisions and conditions of the Leases; and
(xvi) do anything and everything which Assignor could or would do which might increase the Profits or which might diminish the expense of operating the Premises; after any attempt by the Assignor to exercise any of the rights described in Paragraph 2 or after any default by the Assignor in the payment of said indebtedness or in the performance of any obligation of the Assignor herein or in the Mortgage or any other instrument securing said indebtedness, the Assignee, at its option, without notice and without regard to the adequacy of security for the indebtedness hereby secured, either in person or by agent with or without bringing any action or proceeding, or by a receiver to be appointed by a court, whether herein expressly authorized or not, and in all respects act in the place and stead of Assignor and have all of the powers as owner as possessed by Assignor for the purposes aforesaid.

         All of the foregoing powers may be executed by Assignee or by its agents, servants or attorneys, in the name of Assignee or in the name of Assignor, and in such manner as Assignee, its agents, servants, or attorneys, in the name of Assignor, and in such manner as Assignee, its agents, servants, or attorneys consider to be necessary, desirable, expedient, or appropriate; provided, however, that under no circumstances shall Assignee be under any obligation to exercise any of the foregoing rights and shall not, in any manner, be liable to Assignor or any other party for failure to exercise such rights.

         4. Assignee shall have the unqualified right to receive, use and apply the Profits collected and received by it under this Assignment (a) for the payment of any and all costs and expenses incurred in connection with (i) enforcing the terms of this Agreement; (ii) upholding and defending the rights of Assignee hereunder, and (iii) collecting rents due under the Leases; and (b) for the operation and maintenance of the Premises and the payment of all costs and expenses in connection therewith including, without limitation, the payment of (i) interest and principal due on any and all mortgages on the Premises, including the Note and Mortgage, (ii) taxes, assessments, water charges and sewer rents and other governmental charges levied, assessed or imposed against the

Premises or any part thereof, (iii) insurance premiums, (iv) costs and expenses in prosecuting or defending any litigation referred to herein, and (v) wages and salaries of employees, commissions of agents and attorneys' fees. After the payment of all such costs and expenses and after Assignee shall have set up such reserves as Assignee, in its sole discretion, shall deem necessary for the proper management of the Premises, Assignee shall apply all remaining Profits collected and received by it to the reduction of the indebtedness evidenced by the Note and secured by the Mortgage.

         5. At the Assignor's sole cost and expense, the Assignor will appear in and defend any action growing out of or in any manner connected with the Lease or the obligations or liabilities of the Lessor, Lessee or any guarantor thereunder, and the Assignee, if made a party to any such action, may employ counsel and incur and pay necessary costs and expenses and reasonable attorney's fees and all such sums, with interest at the Involuntary Rate (as defined in the Mortgage), shall immediately be due from the Assignor and secured hereby.

         6. Should the Assignor fail to make any payment or to do any act as herein provided, then the Assignee, but without obligation so to do and without notice to or demand on the Assignor and without releasing the Assignor from any obligation herein, may make or do the same, including specifically, without limiting its general powers, appearing in and defending any action purporting to affect the security hereof or the rights or powers of the Assignee and performing any obligation of the Lessor in the Lease contained, and, in exercising any such powers paying necessary costs and expenses from and out of Profits, or from and out of other funds, employing counsel and incurring and paying reasonable attorneys' fees; and the Assignor will pay immediately upon demand all sums expended by the Assignee under the authority hereof, together with interest thereon at the Involuntary Rate, and the same shall be added to said indebtedness and shall be secured hereby and by the Mortgage.

         7. The whole of said indebtedness shall become due (a) upon the election by the Assignee to accelerate the maturity of the indebtedness pursuant to the provisions of the Note and the Mortgage, or any other instrument which may be held by the Assignee as security for the indebtedness, or (b) at the option of the Assignee, after any attempt by the Assignor to exercise any of the rights described in Paragraph 2 or after any default by the Assignor hereunder and the continuance of such default for 10 days after notice and demand.

         8. Assignor hereby irrevocably constitutes and appoints Assignee its true and lawful attorney-in-fact, to undertake and execute any or all of the powers described herein either in express terms or generally, with the same force and effect as if undertaken or executed by Assignor, and Assignor hereby ratifies and confirms any and all things done or omitted to be done by Assignee, its agents, servants, employees or attorneys in, to or about the Premises.

         9. Assignee shall not in any way be liable to Assignor for any act done or anything omitted to be done by it in good faith in connection with the management of the Premises, except for the consequences of its own gross negligence or willful misconduct, nor shall Assignee be liable for any act or omission of its agents, servants, employees or attorneys, provided that due care is used by Assignee in the selection of such agents, servants, employees and attorneys. Assignee shall be accountable to Assignor only for monies actually received by it pursuant to this Assignment.

         10. The Assignor, without the prior written consent of the Assignee, will not cause or permit the leasehold estate under the Lease to merge with the Assignor's reversionary interest.

         11. Assignor represents and warrants: (a) Assignor has not executed any prior assignment of any of its rights under the Lease except to Assignee; (b) Assignor has not done anything which might prevent the Assignee from or limit the Assignee in operating under any of the provisions hereof; (c) Assignor has not accepted rent under the Lease more than 30 days in advance of its due date or has not accepted a security deposit in excess of an amount equal to two (2) months rent; (d) so far as Assignor knows, there is no present default by any of the Lessees under the Leases; (e) the Leases are in full force and effect, unmodified except as set forth in Schedule B.

         12. It is understood and agreed that nothing contained in this Assignment shall prejudice or be construed to prejudice the right of Assignee, without notice, to institute, prosecute and compromise any action which it would deem advisable to protect its interest in the Premises, including any action to foreclose the Mortgage and in such action, to move for the appointment of a receiver of the Profits, or prejudice any rights which Assignee shall have by virtue of any default under the Mortgage. This Assignment shall survive, however, the commencement of any such action and shall continue in full force and effect in the event of any foreclosure action until a sale of the Premises shall be had thereunder.

         13. Assignor hereby indemnifies and holds Assignee harmless from and against any and all liability, loss, damage, cost and expense, including reasonable attorneys' fees which it may or shall incur under any of the Leases, or by reason of this Assignment, or by reason of any action taken by Assignee hereunder, and from and against any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in any of the Leases. Should Assignee incur any such liability, loss, damage, cost of expense, the amount thereof, together with interest thereon from the date such amount was suffered or incurred by Assignee until the same is paid by Assignor to Assignee, at the Involuntary Rate shall be payable by Assignor to Assignee immediately upon demand, or at the option of Assignee, Assignee may reimburse itself therefor out of any Profits collected by Assignee. Assignor agrees that any such charge shall not be deemed to be additional interest or a penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance; provided, however, that any sums collected by Assignee as liquidated damages, as aforesaid, which are held to be interest in excess of the maximum rate permitted by law, shall be deemed a payment in reduction of the principal sum then outstanding and shall be so applied. Nothing contained herein shall operate or be construed to obligate Assignee to perform any of the terms, covenants or conditions contained in the Leases or otherwise to impose any obligation upon Assignee with respect to any of the Leases.

         14. Upon request of Assignee, Assignor shall execute and deliver to Assignee, such further instruments as Assignee may deem necessary to effect this Assignment and the covenants of Assignor contained herein. Assignor, at its sole cost and expense, shall cause such further instruments to be recorded in such manner and in such places as may be required by Assignee.

         15. Assignor shall pay all recording and filing fees in respect of this Assignment and any agreements, instruments and documents made pursuant to the terms hereof or ancillary hereto, as well as any and all taxes which may be due and payable on the recording of this Assignment and any taxes hereafter imposed on this Assignment. Should Assignor fail to pay the same, all such recording and filing fees and taxes may be paid by Assignee on behalf of Assignor and the amount thereof, together with interest at the Involuntary Rate, shall be payable by Assignor to Assignee immediately upon demand, or at the option of Assignee, Assignee may reimburse itself therefor out of the Profits collected by Assignee. Assignor agrees that any such charge shall not be deemed to be additional interest or a penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance; provided, however, that any sums collected by Assignee as liquidated damages, as aforesaid, which are held to be interest in excess of the maximum rate permitted by law, shall be deemed a payment in reduction of the principal sum then outstanding under the Note and shall be so applied.

         16. Assignee shall be entitled to the appointment of a receiver for the Premises, without notice to Assignor.

         17. Failure of Assignee to avail itself of any of the terms, covenants and conditions of this Assignment shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of the Assignee under this instrument are cumulative and are not in lieu of but are in addition to, and shall not be affected by the exercise of, any other rights and remedies which Assignee shall have under or by virtue of law or equity, the Note, the Mortgage, or any other document executed in connection therewith (collectively, the "Other Rights"). The rights and remedies of the Assignee hereunder may be exercised concurrently with any of the Other Rights.

         18. This Assignment shall inure to the benefit of the successors and assigns of the Assignee and shall bind the Assignor's legal representatives, successors and assigns.

         19. This Assignment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         20. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of New York.

         The parties agree that all notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and shall be given in the manner set forth in the Mortgage.

         21. ASSIGNOR AND ASSIGNEE HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER, OR IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY MANNER RELATED TO THIS ASSIGNMENT.

         IN WITNESS WHEREOF, the Assignor has duly executed this Assignment the day and year first above written.

                                       AMERICAN TECHNICAL CERAMICS CORP.

                                       By:
                                          ------------------------------------
                                          Kathleen Kelly
                                          VP Administration

STATE OF NEW YORK
COUNTY OF NASSAU                  ss.:

On the 22nd day of August, in the year 2000 before me, the undersigned, a notary public in and for said State, personally appeared Kathleen Kelly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                          Notary Public